                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 4, 2006

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                                  333-51204-03
                   (COMMISSION FILE NUMBER OF ISSUING ENTITY)
                    HONDA AUTO RECEIVABLES 2003-3 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                    333-51204
                      (COMMISSION FILE NUMBER OF DEPOSITOR)

                        AMERICAN HONDA RECEIVABLES CORP.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                       AMERICAN HONDA FINANCE CORPORATION
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

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                         DELAWARE                       06-6534779
             (STATE OR OTHER JURISDICTION OF         (I.R.S EMPLOYER
                     INCORPORATION)                 IDENTIFICATION NO.)

             AMERICAN HONDA RECEIVABLES CORP.
                   20800 MADRONA AVENUE
                       TORRANCE, CA                       90503
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 971-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 6.02. CHANGE OF SERVICER OR TRUSTEE.

          On October 1, 2006, the sale by JPMorgan Chase Bank, N.A. of select portions of the corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York was closed. As a result of this sale, on October 4, 2006 The Bank of New York became the successor owner trustee (the "Owner Trustee") pursuant to the terms and conditions set forth in the Amended and Restated Trust Agreement dated August 19, 2003 (the "Trust
Agreement") between American Honda Receivables Corp., as depositor, and Chase
Manhattan Bank USA, National Association, as owner trustee.

          The Bank of New York is a New York banking corporation and will act as the Owner Trustee under the Trust Agreement and related transaction documents.
The Bank of New York has been, and currently is, acting as indenture trustee and trustee for numerous transactions and programs involving pools of automobile receivables. The Owner Trustee is required to perform only those duties specifically required of it under the Trust Agreement. In addition to making distributions to the certificateholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee shall not be charged with knowledge of a failure by the servicer to perform its duties under the Trust
Agreement or related transaction documents, which failure constitutes a servicer default, unless a responsible officer of the Owner Trustee obtains actual knowledge of the failure as specified in the Trust Agreement. The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the
Trust Agreement or to institute, conduct or defend any litigation under the
Trust Agreement or in relation thereto at the request, order or direction of any of the certificateholders, unless those certificateholders have offered to the
Owner Trustee security or indemnity reasonably satisfactory to the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner
Trustee in connection with the exercise of those rights.

          The Owner Trustee may resign at any time, in which event the servicer will be obligated to appoint a successor thereto. The servicer may also remove the Owner Trustee if it ceases to be eligible to continue as trustee under the
Trust Agreement, becomes legally unable to act or becomes insolvent. In those circumstances, the servicer will be obligated to appoint a successor Owner
Trustee. Any resignation or removal of the Owner Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by the successor.

          The Owner Trustee will be entitled to indemnification by American
Honda Finance Corporation (as administrator on behalf of the issuer) and the issuer for, and will be held harmless against, any loss, liability, fee, disbursement or expense (including expenses due to the Owner Trustee's removal and/or replacement in accordance with the Trust Agreement) incurred by the Owner
Trustee not resulting from its own willful misfeasance, bad faith or gross negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Agreement). Expenses incurred due to the succession of The Bank of New York as Owner Trustee on October 4, 2006 will be paid by the respective parties that incurred such expenses and will not be paid from the trust assets.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HONDA AUTO RECEIVABLES 2003-3 OWNER TRUST
                                       BY: AMERICAN HONDA FINANCE CORPORATION,
                                       AS SERVICER

                                       By: /s/ Paul C. Honda
                                           -------------------------------------
                                           Paul C. Honda
Date: October 6, 2006                      Assistant Vice President

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